                        FIFTH AMENDMENT TO LOAN AGREEMENT
                              AND AMENDMENT TO NOTE

                  THIS FIFTH AMENDMENT TO LOAN AGREEMENT AND AMENDMENT TO NOTE (the "AGREEMENT") is made and entered into as of April 14, 2000, by and among [i] THERMOVIEW INDUSTRIES, INC., a Delaware corporation ("THERMOVIEW"), [ii] AMERICAN HOME DEVELOPERS CO., INC., a California corporation ("AMERICAN HOME"), [iii] THERMOVIEW INDUSTRIES, INC. OF CALIFORNIA, a California corporation, formerly known as Five Star Builders, Inc., successor in interest to American Home Remodeling ("THERMOVIEW CALIFORNIA"), [iv] KEY HOME CREDIT, INC., a Delaware corporation ("KEY HOME"), [v] KEY HOME MORTGAGE, INC., a Delaware corporation ("KEY HOME MORTGAGE"), [vi] LEINGANG SIDING AND WINDOW, INC., a North Dakota business corporation ("LEINGANG SIDING"), [vii] PRIMAX WINDOW CO., a Kentucky corporation ("PRIMAX"), [viii] PRECISION WINDOW MFG., INC., a Missouri corporation ("PRECISION"), [ix] ROLOX, INC., a Kansas corporation ("Rolox"), [x] TD WINDOWS, INC., a Kentucky corporation ("TD WINDOWS"), [xi] THERMAL LINE WINDOWS, INC., a North Dakota corporation, formerly known as Ice Inc., successor in interest to Thermal Line Windows, LLP, and Blizzard Enterprises, Inc. ("THERMAL LINE"), [XII] THERMOVIEW OF MISSOURI, INC., a Missouri corporation ("THERMOVIEW-MISSOURI"), [xiii] THERMO-TILT WINDOW COMPANY, a Delaware corporation ("THERMO-TILT"), [xiv] THOMAS CONSTRUCTION, INC., a Missouri corporation ("THOMAS"), [xv] THERMO-SHIELD OF AMERICA (ARIZONA), INC., an Arizona corporation ("TSAAI"), [xvi] THERMO-SHIELD OF AMERICA (MICHIGAN), INC., a Michigan corporation ("TSAMI"), [xvii] THERMO-SHIELD COMPANY, LLC, an Illinois limited liability company ("TSC"), [xviii] THERMO-SHIELD OF AMERICA (WISCONSIN), LLC, a Wisconsin limited liability company ("TSAW"), [xix] THERMOVIEW ADVERTISING GROUP, INC., a Delaware corporation ("TAG") (ThermoView, American Home, ThermoView California, Key Home, Key Home Mortgage, Leingang Siding, Primax, Precision, Rolox, TD Windows, Thermal Line, ThermoView-Missouri, Thermo-Tilt, Thomas, TSAAI, TSAMI, TSC, TSAW, and TAG individually are referred to in this Agreement as a "BORROWER" and collectively are referred to in this Agreement as the "BORROWERS"), and [xx] PNC BANK, NATIONAL ASSOCIATION, a national banking association (the "BANK").

                                    RECITALS:

                  A. The Borrowers and the Bank are parties to a certain Loan Agreement, dated as of August 31, 1998, as amended pursuant to that certain Joinder to Loan Documents and Amendment to Loan Documents (Thomas Construction, Inc.) dated as of January 1, 1999, by and among certain of the Borrowers and the Bank, as further amended by that certain Joinder to Loan Documents and Amendment to Loan Documents (Precision Window Mfg., Inc.) dated as of January 5, 1999, by and among certain of the Borrowers and the Bank, as further amended by that certain Joinder to Loan Documents and Amendment to Loan Documents (Thermo-Shield) dated as of July 8, 1999, by and among the Borrowers and the Bank, as further amended by that certain Amendment to Loan Agreement dated as of July 30, 1999, by and among the Borrowers and the Bank, as further amended by that certain Second Amendment to Loan Agreement dated as of October 14, 1999, by and among the Borrowers and the Bank, as further amended by that certain Third Amendment to Loan Agreement dated as of November _____, 1999, by and among the Borrowers and the Bank, and as further amended by that certain Fourth Amendment to Loan Agreement and Amendment to Note and Term Note dated as of November 10, 1999, by and among the Borrowers and the Bank (as so amended, the "LOAN AGREEMENT") (certain capitalized terms used in this Agreement have the meanings set forth for them in the Loan Agreement unless expressly otherwise defined herein), pursuant to which, among other things, the Bank established a $15,000,000.00 Committed Line of Credit in favor of the Borrowers.

                  B. The Borrowers have requested that the Bank amend the Loan Agreement and the Note as more particularly described in this Agreement.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth in this Agreement and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the Borrowers and the Bank hereby agree as follows:

                                    ARTICLE 1

                          AMENDMENTS TO LOAN AGREEMENT

                  The Loan Agreement is hereby amended as follows:

         1.1 By deleting Section 1.D. of the Loan Agreement and substituting a new Section 1.D. reading in its entirety as follows:

         D. TERMINATION OF COMMITMENT. Bank's obligation to make Advances under the Loan (the "COMMITMENT") shall continue until the earlier of May 1, 2001, or any later date or dates, if applicable, as to which Borrowers and the Bank (each in their sole and absolute discretion, which may be exercised arbitrarily) may agree in writing (May 1, 2001, or such later date is referred to herein as the "LOAN EXPIRATION DATE"), and the amount of all Advances not earlier repaid, together with interest thereon, shall be due and payable in full as of the Loan Expiration Date.

         1.2 By deleting the last sentence of Section 1.E. of the Loan Agreement and substituting a new last sentence to Section 1.E. of the Loan Agreement reading in its entirety as follows:

         The applicable Unused Loan Fee rate (the "UNUSED LOAN FEE RATE") shall be one eighth of one percent (.125%) per annum.

         1.3 By deleting the first sentence of Section 1.F. of the Loan Agreement and substituting a new first sentence to Section 1.F. of the Loan Agreement reading in its entirety as follows:

         Subject to the provisions of this Agreement, Bank agrees to issue irrevocable standby Letters of Credit from time to time after January 1, 1999, until the earlier of May 1, 2001, or any later date or dates, if applicable, as to which Borrowers and Bank may agree (each in their sole and absolute discretion, which may be exercised arbitrarily) in writing (May 1, 2001, or such later date is referred to herein as the "LETTER OF CREDIT EXPIRATION DATE") upon the request of, for the account of, and with recourse to Borrowers (the "LETTER OF CREDIT FACILITY").

         1.4 By deleting Section 4B.[1] of the Loan Agreement and substituting a new Section 4B.[1] reading in its entirety as follows:

                  [1] MONTHLY INFORMATION. Commencing with the month ending March 31, 2000, Borrowers will deliver to Bank as soon as practicable after the end of each month, but in any event within thirty (30) days thereafter: [i] an unaudited consolidated balance sheet of Borrowers at the end of such month; [ii] unaudited consolidated statements of income, retained earnings and cash flows of Borrowers for such month and for the portion of such year ending with such month; [iii] an acquisition pipeline report; [iv] projected consolidated cash flow statements of each Borrower, including summary details of cash disbursements, for the immediately succeeding calendar month; [v] a report (now known as the Earn-Out Forecast) detailing all anticipated payments for all Earn-Outs, as that term is defined in this Agreement; and [vi] a certificate ("COMPLIANCE CERTIFICATE") signed by the Chief Executive Officer or Chief Financial Officer of ThermoView, certifying that such officer has reviewed the relevant terms of this Agreement and the other Loan Documents, has made, or caused to be made under his or her supervision, an adequate review of the transactions and condition of each of the Borrowers during such period and as at the date of such signing, and that such review has not disclosed the existence, during such period or as at the date of such signing, of any Event of Default, or if so, specifying the nature and period of existence thereof and what action ThermoView or the applicable Borrower has taken or is taking or proposes to take with respect thereto together with a certification that, as applicable, ThermoView or the applicable Borrower as at the end of such month, if applicable, was, or was not, in compliance with the financial covenants set forth in the Section of this Agreement entitled "Financial Covenants," and a schedule disclosing the calculations forming the basis for such certification.

         1.5 By deleting Section 4B.[2] of the Loan Agreement and substituting a new Section 4B.[2] reading in its entirety as follows:

                  [2] QUARTERLY INFORMATION. Borrowers will deliver to Bank as soon as practicable after the end of each of the first three quarterly fiscal periods in each fiscal year of ThermoView, but in any event within forty-five (45) days thereafter, [i] an unaudited consolidated balance sheet of Borrowers as at the end of such quarter, and [ii] unaudited consolidated statements of income, retained earnings and cash flows of Borrowers for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in comparative form in each case the projected consolidated figures for such period and the actual consolidated figures for the comparable period of the prior fiscal year. Such statements shall be [a] prepared in accordance with GAAP consistently applied, [b] in reasonable detail, [c] certified by the principal financial or accounting officer of ThermoView and [d] accompanied by a Compliance Certificate or other statement in reasonable detail, certified by the Chief Executive Officer or Chief Financial Officer of ThermoView showing the calculations used in determining compliance with each of the financial covenants set forth in this Agreement.

         1.6 By deleting Section 4I.[1]of the Loan Agreement and substituting a new Section 4I.[1] reading in its entirety as follows:

                  [1] FUNDED DEBT TO EBITDA. The ratio, calculated as of the end of each fiscal quarter of Borrowers beginning March 31, 2000 (each a "CALCULATION DATE"), of the consolidated (and combined, if applicable) Funded Debt of Borrowers as of each Calculation Date divided by the consolidated (and combined, if applicable) EBITDA for Borrowers for the four (4) fiscal quarters of Borrowers immediately preceding the applicable Calculation Date shall not be greater than 10.00 to 1.00 as of the Calculation Date occurring on March 31, 2000, and thereafter until, but not including, the Calculation Date occurring on June 30, 2000; 7.50 to 1.00 as of the Calculation Date occurring on June 30, 2000, and thereafter until, but not including, the Calculation Date occurring on September 30, 2000; 5.25 to 1.00 as of the Calculation Date occurring on September 30, 2000, and thereafter until, but not including, the Calculation Date occurring on December 31, 2000, and
         4.25 to 1.00 as of the Calculation Date occurring on December 31, 2000, and as of all Calculation Dates thereafter.

         1.7 By deleting Section 4I.[2]of the Loan Agreement and substituting a new Section 4I.[2] reading in its entirety as follows:

                  [2] SENIOR DEBT TO EBITDA. The ratio as of each Calculation Date of the consolidated (and combined, if applicable) Senior Debt of Borrowers as of each Calculation Date divided by the consolidated (and combined, if applicable) EBITDA for Borrowers for the four (4) fiscal quarters of Borrowers immediately preceding the applicable Calculation Date shall not be greater than
         4.60 to 1.00 as of the Calculation Date occurring on March 31, 2000, and thereafter until, but not including, the Calculation Date occurring on June 30, 2000; 4.50 to 1.00 as of the Calculation Date occurring on June 30, 2000, and thereafter until, but not including, the Calculation Date occurring on September 30, 2000; and 3.50 to 1.00 as of the Calculation Date occurring on September 30, 2000, and as of all Calculation Dates thereafter.

         1.8 By deleting Section 4I.[3]of the Loan Agreement and substituting a new Section 4I.[3] reading in its entirety as follows:

                  [3] FIXED CHARGE COVERAGE. The ratio as of each Calculation Date of the consolidated (and combined, if applicable) EBITDA LESS the amount of any cash taxes ("CASH TAXES") LESS the amount of all Earn-Outs, as that term is defined herein, not financed with the proceeds of loans or other borrowings from any person or entity ("UNFINANCED EARN-OUTS") LESS the amount of any Capital Expenditures, as that term is defined herein, of the Borrowers not financed with the proceeds of loans or other borrowings from any person or entity ("UNFINANCED CAPITAL EXPENDITURES"), which Cash Taxes, Unfinanced Earn-Outs, and Unfinanced Capital Expenditures were incurred during the immediately preceding four (4) fiscal quarters of the Borrowers, divided by the sum of, for the same period, consolidated (and combined, if applicable) current maturities of Funded Debt for Borrowers PLUS any and all dividends paid or accrued by the Borrowers PLUS all consolidated interest expenses paid or accrued by the Borrowers, shall not be less than .70 to 1.00 as of the Calculation Date occurring on March 31, 2000, and thereafter until, but not including, the Calculation Date occurring on June 30, 2000; and .75 to 1.00 as of the Calculation Date occurring on June 30, 2000, and thereafter until, but not including, the Calculation Date occurring on September 30, 2000; and 1.10 to 1.00 as of the Calculation Date occurring on September 30, 2000, and thereafter until, but not including, the Calculation Date occurring on December 31, 2000; and 1.20 to 1.00 as of the Calculation Date occurring on December 31, 2000, and as of all Calculation Dates thereafter.

         1.9 By deleting Section 4I.[4] of the Loan Agreement and substituting a new Section 4I[4] reading in its entirety as follows:

         [i] CONVERSION OF FINANCIAL COVENANTS USE OF MODIFIED BORROWER EBITDA TO EBITDA. Notwithstanding anything contained in this Agreement to the contrary, effective with the Calculation Date occurring on December 31, 1999, the financial covenants set forth in Sections 4I.[1], 4I.[2], and 4I.[3] of this Agreement and all other calculations required by this Agreement, including the calculations contained in the "Limitation of Commitment" Section of this Agreement, shall be calculated using EBITDA instead of Modified Borrower EBITDA.

         1.10 By deleting Section 4I.[d] of the Loan Agreement and substituting a new Section 4I.[d] reading in its entirety as follows:

                  [D] "FUNDED DEBT" is defined as the consolidated (and combined, if applicable) sum of all line borrowings, plus current (i.e. less than or equal to one (1) year) and non-current maturities of long term debt of each of the Borrowers (including but not limited to any obligations of any Borrower that are determined based on the future performance of any Acquired Entity ("EARN-OUTS")) to the Bank or any other person or entity. For purposes of this calculation, Funded Debt shall be deemed to include, at all times, the actual principal amount of the GE Subordinated Debt due and owing without regard to any carrying value thereof shown on the books and records of the Borrowers.

         1.11 By deleting Section 4J. of the Loan Agreement and substituting a new Section 4J. reading in its entirety as follows:

                  J. NET WORTH. Borrowers will maintain at all times a consolidated (and combined, if applicable) minimum Net Worth in an amount equal to ninety percent (90%) of Borrowers' actual book net worth as indicated in Borrowers' consolidated (and combined, if applicable) Financial Statements dated as of December 31, 1999 (the "BASE NET WORTH"), plus, for each fiscal quarter of Borrowers ending after December 31, 1999, an amount equal to the sum of [i] seventy-five percent (75%) of Borrowers' consolidated (and combined, if applicable) net income (without giving effect to losses) for each such fiscal quarter and [ii] one hundred percent (100%) of the net proceeds (whether in the form of cash or a decrease in any debt of any of the Borrowers) of any equity offering (including, but not limited to, all public equity offerings, all private equity offerings and any conversions of any debt of any of the Borrowers to equity) resulting in the issuance for any reason of any equity interest in Borrowers of any type or character (including, but not limited to, common stock, preferred stock, or redeemable preferred stock) for Borrowers for each such fiscal quarter. As used in this financial covenant the parties agree that the [i] term "NET WORTH" means stockholders' equity in the Borrowers and [ii] Base Net Worth as of December 31, 1999, was $_______________ (i.e. ninety percent (90%) of $_______________).

         1.12 By deleting the third sentence of Section 4P. of the Loan Agreement and substituting a new third sentence to Section 4P. of the Loan Agreement reading in its entirety as follows:

         The Bank may require additional field audits during the term of this Agreement as often as is deemed necessary by the Bank in the exercise of the Bank's sole and absolute discretion.

         1.13 By adding a new Section 4S. to the Loan Agreement reading in its entirety as follows:

                  S. RENEWAL FEE. Pay to Bank [i] on or before June 30, 2000, $50,000.00, which represents a portion of the $70,000.00 fee (the "EXTENSION FEE") charged by Bank for extending the Loan Expiration Date to May 1, 2001, and [ii] on or before July 31, 2000, $20,000.00, which represents the remainder of the Extension Fee.

         1.14 By deleting Section 5F. of the Loan Agreement and substituting a new Section 5F. reading in its entirety as follows:

                  F. CHANGE IN BUSINESS, MANAGEMENT OR OWNERSHIP. Except for the issuance of [i] the 9.6% Cumulative Convertible Series C Preferred Stock ("SERIES C PREFERRED STOCK"), [ii] the 12% Cumulative Series D Preferred Stock ("SERIES D PREFERRED STOCK") on terms and conditions acceptable to the Bank, [iii] 113,173 shares of the Series D Preferred Stock to Michael S. Haines ("MR. HAINES") on terms and conditions acceptable to the Bank, [iv] 60,745 shares of the ThermoView common stock (the "COMMON STOCK") and 49,735 shares of the Series D Preferred Stock to Steven B. Hoyt ("MR. HOYT") on terms and conditions acceptable to the Bank, [v] 49,735 shares of the Series D Preferred Stock and 60,745 shares of the Common Stock to Alvin W. Leingang ("MR. LEINGANG"), [vi] 113,173 shares of the Series D Preferred Stock to Bradley A. Smith ("MR. SMITH"), and [vii] 1,113,500 shares of the Series D Preferred Stock to Rodney H. Thomas ("MR. THOMAS") on terms and conditions acceptable to the Bank, make or permit any material change [a] in the nature of its respective business as carried on as of the date hereof, [b] in the composition of its respective current executive management, or [c] in its respective equity ownership.

         1.15 By adding a new Section 5M. to the Loan Agreement reading in its entirety as follows:

                  M. EARN-OUT PAYMENTS. Except for the $1,000,000.00 Earn-Out payment paid to Mr. Thomas on February 29, 2000, and financed (i.e. not an Unfinanced Earn-Out) with the proceeds of the recent equity offering by ThermoView, make or permit any payment with respect to any Earn-Out at any time [i] the Funded Debt to EBITDA ratio of Borrowers, as such ratio is more particularly described in Section 4I.[1] of this Agreement, is greater than or equal to 5.00 to 1.00 as of the Calculation Date immediately preceding the date any such Earn-Outs are due and payable or [ii] the Fixed Charge Coverage Ratio of Borrowers, as such ratio is more particularly described in Section 4I.[3] of this Agreement, is less than or equal to 1.10 to 1.00 as of the Calculation Date immediately preceding the date any such Earn-Outs are due and payable.

         1.16 By deleting the LOAN FEE CALCULATION SCHEDULE TO AGREEMENT attached to the Loan Agreement.

                                    ARTICLE 2

                               AMENDMENTS TO NOTE

                  The Note is hereby amended as follows:

         2.1 By deleting the last sentence of paragraph 1 of the Note and substituting a new last sentence to paragraph 1 of the Note reading in its entirety as follows:

         The "EXPIRATION DATE" shall mean the earliest to occur of [a] May 1, 2001, or [b] the date on which the Bank receives written notice from the Borrowers (which notice shall be irrevocable) in which the Borrowers shall state that they do not intend to request further Advances hereunder, and shall acknowledge that the Bank shall have no obligation to make further Advances hereunder.

         2.2 By deleting the definition of "Applicable Euro-Rate Margin" in the Note and inserting a new definition of "Applicable Euro-Rate Margin" into the Note reading in its entirety as follows:

         "Applicable Euro-Rate Margin" means four percent (4.00%) per annum.

         2.3 By deleting the first grammatical paragraph of section 5 of the Note and inserting a new first grammatical paragraph of section 5 to the Note reading in its entirety as follows:

                  5. PAYMENT TERMS. Principal of this Note shall be paid in a single payment on the Expiration Date. Until June 1, 2000, interest on each Advance accruing interest at the Euro-Rate Loan Rate shall be payable on the last day of the Euro-Rate Interest Period for such Advance unless such Euro-Rate Interest Period is longer than three (3) months, in which case interest shall be payable both on the three-month anniversary and on the last day of the Euro-Rate Interest Period of such Advance. On and after June 1, 2000, interest on each Advance accruing interest at the Euro-Rate Loan Rate shall be payable on the last day of the Euro-Rate Interest Period for such Advance unless such Euro-Rate Interest Period is longer than one (1) month, in which case interest shall be payable both on the one-month anniversary and on the last day of the Euro-Rate Interest Period of such Advance. Interest on Advances bearing interest at the Base Rate shall be payable on the last day of each calendar month and on any and each date that the principal of this Note is paid in full, and on the Expiration Date.

         2.4 By deleting SCHEDULE A TO PROMISSORY NOTE (COMMITTED LINE OF CREDIT NOTE).

                                    ARTICLE 3

                           WAIVER OF COVENANT DEFAULT

                  Subject to delivery to the Bank of each of the "Agreement Documents" more particularly described in Article 4 of this Agreement, the Bank hereby grants a waiver of Borrowers' non-compliance with [i] the financial covenants contained in the Section 4I. and Section 4J. of the Loan Agreement and of the Events of Default that would otherwise result from a violation of those Sections, solely for the period November 10, 1999, to March 31, 2000, and [ii] the covenants contained in Section 4B.[1] of the Loan Agreement and of the Events of Default that would otherwise result from a violation of that Section, solely for the period January 1, 2000, to March 31, 2000. The Borrowers agree that they will hereafter comply fully with these provisions, as amended, and all other provisions of the Loan Agreement and the Loan Documents, which remain in full force and effect and will deliver the information required by Section 4B.[3] of the Loan Agreement on or before.

                                    ARTICLE 4

                              CONDITIONS PRECEDENT

                  The modifications to the Loan Agreement described in Article 1 of this Agreement, the modifications to the Note described in Article 2 of this Agreement, and the waivers described in Article 3 of this Agreement shall all become effective on that date (the "EFFECTIVE DATE") on which on which each of the following documents (collectively, the "AGREEMENT DOCUMENTS") has been executed by each of the parties to them and delivered to the Bank and when the Bank determines to its satisfaction that each other condition set forth below has been fulfilled:

                  A. This Agreement, duly executed by each of the Borrowers and the Bank;

                  B. Copies of each of the fully-executed documents and instruments modifying the financial covenants contained in the GE Loan Documents so that such financial covenants are no more restrictive than the financial covenants contained in the Loan Documents after giving effect to the modifications to the Loan Documents described in this Agreement;

                  C. Evidence satisfactory to the Bank in its sole discretion that the Earn-Outs, as that term is defined in the Loan Agreement, due and payable by the Borrowers as of March 31, 2000, have been paid and/or converted to the equity of ThermoView;

                  D. The guaranty of payment to the Bank of a portion of the Obligations by each of Stephen A. Hoffmann, Nelson E. Clemmens, Richard E. Bowlds, and Douglas I Maxwell, III (the "GUARANTY AGREEMENT"), which Guaranty Agreement will be in form and substance satisfactory to the Bank and which will be secured by collateral in form and amount acceptable to the Bank in its sole discretion;

                  E. Pledge Agreements from each of the Guarantors ("PLEDGE AGREEMENTS"), in form and substance satisfactory to the Bank, granting the Bank a lien on and security interest in certain certificates of deposit of each of the Guarantors on deposit with the Bank;

                  F. UCC-1 Financing Statements showing the Bank as Secured Party and each of American Home, ThermoView California, Key Home Mortgage, Leingang Siding, Precision, Rolox, Thermal Line, ThermoView-Missouri, Thomas, TSAAI, TSAMI, TSC, and TSAW as Debtor for filing with the Office of the Secretary of State of Kentucky; and

                  G. UCC-1 Financing Statements showing the Bank as Secured Party and Thermal Line as Debtor for filing with the Minnesota Secretary of State, the Colorado Secretary of State and the North Dakota Secretary of State.


                                    ARTICLE 5

                               OTHER STIPULATIONS

         5.1 Upon the Effective Date, the provisions of Article 1, Article 2 and
Article 3 of this Agreement shall become effective and modify or supersede and replace the applicable provisions of, as applicable, the Loan Agreement and the Note recited as being modified by them. From and after the Effective Date each reference to the "Loan Agreement" and the "Note" shall mean and be deemed a reference to, as applicable, the Loan Agreement and the Note as modified by this Agreement but, except as modified by this Agreement, the Loan Agreement and the Note shall each remain in full force and effect in the same form as existed immediately before the Effective Date.

         5.2 This Agreement contains the final, complete and exclusive agreement of the parties to it with regard to its subject matter, may not be amended except in writing signed by each of the parties to it, shall be binding upon and inure to the benefit of the respective successors and assigns of each of the parties to it (subject to applicable provisions of the Loan Agreement), and shall be construed in accordance with and otherwise governed in all respects by the laws of the Commonwealth of Kentucky. This Agreement may be executed in counterparts, and all counterparts collectively shall constitute but one original document. Each of the Borrowers hereby agrees to reimburse the Bank for all costs and expenses incurred by the Bank in connection with the preparation, negotiation, documentation, execution and delivery of this Agreement, including but not limited to the reasonable fees of legal counsel to the Bank.

         5.3 Each of the Borrowers join in this Agreement for the purpose of consenting to the provisions of the foregoing Agreement, and each of the Borrowers confirms and agrees that its and their respective obligations under, as applicable, the Note and the other Loan Documents shall be unimpaired by this Agreement and that no Borrower has any defenses or set offs against the Bank, or its respective officers, directors, employees, agents or attorneys with respect to, as applicable, the Note or the other Loan Documents and that all of the terms, conditions and covenants in the Loan Documents remain unaltered and in full force and effect and are hereby ratified and confirmed.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                   "BORROWERS"

                                   THERMOVIEW INDUSTRIES, INC.,
                                   a Delaware corporation

                                   By:      /s/ Nelson E. Clemmens,
                                            ------------------------------------
                                            Nelson E. Clemmens, President


                                   AMERICAN HOME DEVELOPERS CO., INC.,
                                   a California corporation


                                   By:      /s/ Nelson E. Clemmens,
                                            ------------------------------------
                                            Nelson E. Clemmens, President


                                    THERMOVIEW INDUSTRIES, INC. OF CALIFORNIA, a California corporation, formerly known as Five Star Builders, Inc., successor in interest to American Home Remodeling


                                    By:     /s/ Nelson E. Clemmens
                                            ------------------------------------
                                             Nelson E. Clemmens, President


                                    KEY HOME CREDIT, INC., a
                                    Delaware Corporation

                                    By:     /s/ Leigh Ann Barney
                                            ------------------------------------
                                            Leigh Ann Barney, President


                                    KEY HOME MORTGAGE, INC., a
                                    Delaware Corporation

                                    By:     /s/ Nelson E. Clemmens
                                            ------------------------------------
                                            Nelson E. Clemmens, President

                                    LEINGANG SIDING AND WINDOW, INC.,
                                    a North Dakota business corporation


                                    By:     /s/ Nelson E. Clemmens
                                            ------------------------------------
                                            Nelson E. Clemmens, President


                                   PRIMAX WINDOW CO., a Kentucky corporation


                                    By:     /s/ Nelson E. Clemmens
                                            ------------------------------------
                                            Nelson E. Clemmens, President


                                    PRECISION WINDOW MFG., INC., a Missouri
                                    corporation

                                    By:     /s/ Nelson E. Clemmens
                                            ------------------------------------
                                            Nelson E. Clemmens, President


                                    ROLOX, INC. a Kansas corporation


                                    By:     /s/ Nelson E. Clemmens
                                            ------------------------------------
                                            Nelson E. Clemmens, President


                                    TD WINDOWS, INC. a Kentucky corporation


                                    By:     /s/ Nelson E. Clemmens
                                            ------------------------------------
                                            Nelson E. Clemmens, President

                                    THERMAL LINE WINDOWS, INC. a North Dakota
                                    Corporation, formerly known as Ice Inc., successor in interest to Blizzard Enterprises, Inc. and Thermal Line Windows, LLP



                                    By:     /s/ Nelson E. Clemmens
                                            ------------------------------------
                                            Nelson E. Clemmens, President


                                    THERMOVIEW OF MISSOURI, INC., a
                                    Missouri Corporation

                                    By:     /s/ Nelson E. Clemmens
                                            ------------------------------------
                                            Nelson E. Clemmens, President


                                    THERMO-TILT WINDOW COMPANY, a
                                    Delaware Corporation

                                    By:     /s/ Nelson E. Clemmens
                                            ------------------------------------
                                            Nelson E. Clemmens, President


                                    THOMAS CONSTRUCTION, INC., a Missouri
                                    corporation

                                    By:     /s/ Nelson E. Clemmens
                                            ------------------------------------
                                            Nelson E. Clemmens, President


                                    THERMO-SHIELD OF AMERICA (ARIZONA), INC., an Arizona corporation


                                    By:     /s/ Nelson E. Clemmens
                                            ------------------------------------
                                            Nelson E. Clemmens, President

                                   THERMO-SHIELD OF AMERICA
                                   (MICHIGAN), INC., a Michigan corporation


                                    By:     /s/ Nelson E. Clemmens
                                            ------------------------------------
                                            Nelson E. Clemmens, President


                                   THERMO-SHIELD COMPANY, LLC,
                                   an Illinois limited liability company


                                    By:     /s/ Nelson E. Clemmens
                                            ------------------------------------
                                            Nelson E. Clemmens, Manager and
                                            President


                                   THERMO-SHIELD OF AMERICA
                                   (WISCONSIN), LLC, a Wisconsin limited
                                   liability company


                                    By:     /s/ Nelson E. Clemmens
                                            ------------------------------------
                                            Nelson E. Clemmens, Manager and
                                            President


                                    THERMOVIEW ADVERTISING GROUP, INC.,
                                    a Delaware corporation


                                    By:     /s/ Charlton C. Hundley
                                            ------------------------------------
                                            Charlton C. Hundley, Secretary


                                    "BANK"

                                    PNC BANK, NATIONAL ASSOCIATION, a national banking association


                                     By:    /s/ Gregory M. Carroll
                                            ------------------------------------
                                            Gregory M. Carroll, Vice President